SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549

                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report
(Date of earliest event reported)           January 27, 1995


                    SUPER FOOD SERVICES, INC.
      (Exact name of registrant as specified in its charter)




        Delaware                 2-14466                       36-2407235
 (State or other juris-       (Commission                  (IRS Employer
diction of incorporation)       File Number)              Identification No.)



    Kettering Box 2323, Dayton, Ohio                               45429
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number,
     including area code                           (513) 439-7500



______________________________________________________________
           (Former name or former address, if changed,
                        since last report)
Item 5.         Other Materially Important Events.

                On January 27, 1995, the District Court of Appeal of the State of Florida, Fifth District, entered an order denying the Registrant's motion for a rehearing and/or clarification and certification in the Registrant's lawsuit against Albertson's, Inc.

                Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       SUPER FOOD SERVICES, INC.
                                             (Registrant)


                                       By__________/s/ John Demos_________
                                                   John Demos
                                                   Vice Chairman

Dated: February 6, 1995